AGU Entertainment Corp.
      Proforma Condensed Consolidated Statement of Operations (unaudited)


                                                 For the nine months ended                         For the year ended
                                                      September 30, 2005                            December 31, 2004
                                                                                               As
                                             Actual        Adjustments       Proforma       reported    Adjustments      Proforma
                                             ------        -----------       --------       --------    -----------      --------
(amounts in thousands,
except share data)
Revenues                                    $    352       $   (99)(1)      $     253      $    957       $  (50)(1)       $   907
Cost of sales and services performed             (57)          (21)(2)            (37)         (124)         (16)(2)          (108)
                                            --------       ----------       ---------      --------       ---------        -------
Gross profit                                     295                              216           833                            799

Operating expenses                             6,513          (141)(3)          6,372         6,420         (137)(4)         6,283

Operating loss                                (6,219)                          (6,156)       (5,587)                        (5,484)


Interest expense                               5,442        (1,837)(5)          3,605           304          (55)(6)           249
Write off of unamortized debt discount            --         1,833(7)          (1,833)           --                             --

Loss from continuing operations
  before income taxes                        (11,661)                         (11,594)       (5,890)                        (5,723)
Income tax                                        --                               --            --                             --

Net loss from continuing operations         $(11,661)                         (11,594)     $ (5,890)                        (5,723)

Loss per share - basic and diluted
  from continuing operations                $  (0.47)                       $   (0.47)     $  (0.29)                       $ (0.28)



The proforma adjustments to the historical financial statements are:

(1)   Reflects the elimination of revenues attributable to the Lauderdale
      Property.
(2) Reflects the elimination of cost of sales attributable to the Lauderdale Property.
(3) Reflects the elimination of depreciation ($77,000) and operating expenses ($64,000) attributable to the Lauderdale Property.
(4) Reflects the elimination of depreciation ($4,000) and operating expenses ($133,000) attributable to the Lauderdale Property.
(5) Reflects the elimination of interest expense of ($660,000 ), amortization of deferred finacing fees ($55,000 ) and amortization of debt discount ($1,122,000), for the nine months ended, as a result of the reduction in notes payable attributable to the Lauderdale Property.
(6) Reflects the elimination of interest expense of ($8,000), amortization of deferred financing fees ($2,000) and amortization of debt discount ($45,000), for the year ended December 31, 2004, as a result of the reduction in notes payable attributable to the Lauderdale Property.
(7) Reflects the unamortized discount on certain indebtedness that will be retired as a result of the sale of the Lauderdale Property.

                            AGU Entertainment Corp.
           Proforma Condensed Consolidated Balance Sheet (unaudited)

(amounts in thousands)                                                               At September 30, 2005

                                                                      As reported       Adjustments            Proforma
                                                                      -----------       -----------            --------
ASSETS
     Current Assets
        Cash                                                          $        5             4,155 (1)              4,160
        Accounts receivable                                                  501                --                    501
        Prepaid expenses                                                      81                --                     81
        Assets held for sale                                               8,847            (8,847)(2)                 --
                                                                      ----------        ----------             ----------
           Total current assets                                            9,434            (4,692)                 4,742


         Property and equipment                                              806                --                    806
         Accumulated depreciation                                           (239)               --                   (239)
                                                                      ----------        ----------             ----------
         Property and equipment, net                                         567                --                    567

        Intangibles                                                        1,184                --                  1,184
        Other assets                                                         143                --                    143

                                                                      ----------        ----------             ----------
           Total assets                                               $   11,328        $   (4,692)            $    6,636
                                                                      ==========        ==========             ==========


LIABILITIES & SHAREHOLDERS EQUITY (Deficiency)
     Current Liabilities
        Accounts payable                                              $    1,431                --                  1,431
        Accounts payable-related parties                                     339                --                    339
        Notes payable-related parties-current portion                      1,468                --                  1,468
        Convertible notes payable                                          8,154            (6,750)(4)              1,404
        Equipment note-current portion                                        13                --                     13
        Capital leases-ureent portion                                          8                --                      8
        Accrued expenses                                                   1,497              (245)(5)              1,252
        Other accrued expenses                                                 8                --                      8
                                                                      ----------        ----------             ----------
           Total current liabilities                                      12,918            (6,995)                 5,923

     Capital leases, non-current                                               6                                        6
     Equipment note, non-current                                              27                                       27
     Convertible notes payable, non-current, net of discount               2,292            (1,167)(4)              1,125

     Shareholders equity (deficiency)                                     (3,916)            3,471(3)(6)             (445)

                                                                      ----------        ----------             ----------
           Total Liabilities and shareholders equity (deficiency)     $   11,328        $   (4,692)            $    6,636
                                                                      ==========        ==========             ==========


(1) Reflects the net cash proceeds received from the sale of the Lauderdale Property and includes the amount held in escrow at closing, in the cash balance.
(2) Reflects the elimination of assets held for sale attributable to the Lauderdale Property.
(3) Reflects the transaction costs, fees and expenses of $864,650 for the sale of the Lauderdale Property.
(4) Reflects the approximate use of $9.75 million of proceeds to repay indebtedness, net of $1,833,000 of debt discount.
(5) Reflects the approximate use of $245,480 of proceeds to pay accrued interest.
(6) Reflects the estimated gain ($5.3 million) on the sale of the Lauderdale Property and loss on the extinguishment of debt ($1.8 million).